SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):          October 13, 2004

webMethods, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15681	54-1807654
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3930 Pender Drive
Fairfax, Virginia	22030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code:          (703) 460-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

     Item 2.02     Results of Operations and Financial Condition.

     On October 13, 2004, webMethods, Inc. issued a press release announcing preliminary financial results for its second fiscal quarter ended September 30, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but shall not be deemed to have been filed with, the Securities and Exchange Commission.

Section 7     Regulation FD Disclosure

  Item 7.01     Regulation FD Disclosure.

     On October 13, 2004, webMethods, Inc. issued a press release announcing the introduction of the webMethods Fabric™ product suite. The press release is attached as Exhibit 99.2 to this Form 8-K and is furnished to, but shall not be deemed to have been filed with, the Securities and Exchange Commission.

Section 9     Financial Statements and Exhibits

  Section 9.01     Financial Statements and Exhibits.

       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits.

Exhibit 99.1	Press release dated October 13, 2004 disclosing preliminary financial results for the second fiscal quarter of webMethods, Inc. ended September 30, 2004.*

Exhibit 99.2	Press release dated October 13, 2004 announcing the introduction of the webMethods Fabric™ product suite.*

*	This exhibit is furnished to, but not filed with, the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.

By:	/s/ MARY DRIDI

Name: Title:	Mary Dridi Chie Financial Officer

Date:   October 13, 2004

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated October 13, 2004 disclosing preliminary financial results for the second fiscal quarter of webMethods, Inc. ended September 30, 2004.*

Exhibit 99.2	Press release dated October 13, 2004 announcing the introduction of the webMethods Fabric™ product suite.*

*	This exhibit is furnished to, but not filed with, the Securities and Exchange Commission